Exhibit 99.1

Footnotes to Form 4

(1)
Represents shares of Class A common stock sold to the Issuer by the following entities: (i) 570,543 shares sold by Advent International GPE IX Limited Partnership (“GPE-IX LP”), (ii) 113,055 shares sold by Advent International GPE IX-B Limited Partnership (“GPE IX-B LP”), (iii) 46,933 shares sold by Advent International GPE IX-C Limited Partnership (“GPE IX-C LP”), (iv) 49,242 shares sold by Advent International GPE IX-F Limited Partnership (“GPE IX-F LP”), (v) 162,029 shares sold by Advent International GPE IX-G Limited Partnership (“GPE IX-G LP”), (vi) 182,680 shares sold by Advent International GPE IX-H Limited Partnership (“GPE IX-H LP”), (vii) 103,474 shares sold by Advent International GPE IX-I Limited Partnership (“GPE IX-I LP”), (viii) 167,771 shares sold by Advent International GPE IX-A SCSP (“GPE IX-A SCSP”), (ix) 35,710 shares sold by Advent International GPE IX-D SCSP (“GPE IX-D SCSP”), (x) 72,572 shares sold by Advent International GPE IX-E SCSP (“GPE IX-E SCSP”), (xi) 3,278 shares sold Advent International GPE IX Strategic Investors SCSP (“GPE IX Strategic Investors SCSP”), (xii) 1,872 shares sold by Advent Partners GPE IX Limited Partnership (“AP GPE IX LP”), (xiii) 4,330 shares sold by Advent Partners GPE IX-A Limited Partnership (“AP GPE IX-A LP”), (xiv) 10,804 shares sold by Advent Partners GPE IX Cayman Limited Partnership (“AP GPE IX Cayman LP”), (xv) 1,821 shares sold by Advent Partners GPE IX-A Cayman Limited Partnership (“AP GPE IX-A Cayman LP”), (xvi) 30,234 shares sold by Advent Partners GPE IX-B Cayman Limited Partnership (“AP GPE IX-B Cayman LP”),  (xvii) 128,499 shares sold by Advent Global Technology Limited Partnership (“Global Technology LP”), (xviii) 100,002 shares sold by Advent Global Technology-B Limited Partnership (“Global Technology-B LP”), (xix) 54,144 shares sold by Advent Global Technology-C Limited Partnership (“Global Technology-C LP”), (xx) 64,822 shares sold by Advent Global Technology-D Limited Partnership (“Global Technology-D LP”), (xxi) 63,431 by Advent Global Technology-A SCSP (“Global Technology-A SCSP”), (xxii) 202 shares sold by Advent Partners AGT Limited Partnership (“AGT LP”), (xxiii) 921 shares sold by Advent Partners AGT-A Limited Partnership (“AGT-A LP”), (xxiv) 11,538 shares sold by Advent Partners AGT Cayman Limited Partnership (“AGT Cayman LP”), (xxv) 1,028 shares sold by Advent Global Technology Strategic Investors Limited Partnership (“AGT Strategic Investors LP”) and (xxvi) 121,938 shares sold by Sunley House Master Fund Limited Partnership (“Sunley House Master Fund”). This transaction was approved by the board of directors of the Issuer for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

(2)
Following the reported transactions, Advent International Corporation (“Advent”) manages funds that collectively own 62,493,676 shares of Class A common stock of the Issuer, which are represented as follows: (i) 16,955,510 shares are held directly by GPE-IX LP, (ii) 3,359,809 shares are held directly GPE IX-B LP, (iii) 1,394,766 shares are held directly by GPE IX-C LP, (iv) 1,463,380 shares are held directly by GPE IX-F LP, (v) 4,815,226 shares are held directly by GPE IX-G LP, (vi) 5,428,915 shares are held directly by GPE IX-H LP, (vii) 3,075,053 shares are held directly by GPE IX-I LP, (viii) 4,985,850 shares are held directly by GPE IX-A SCSP, (ix) 1,061,241 shares are held directly by GPE IX-D SCSP, (x) 2,156,723 shares are held directly by GPE IX-E SCSP, (xi) 97,427 shares are held directly by GPE IX Strategic Investors SCSP, (xii) 55,642 shares are held directly by AP GPE IX LP, (xiii) 128,669 shares are held directly by AP GPE IX-A LP, (xiv) 321,070 shares are held directly by AP GPE IX Cayman LP, (xv) 54,121 shares are held directly by AP GPE IX-A Cayman LP, (xvi) 898,507 shares are held directly by AP GPE IX-B Cayman LP,  (xvii) 3,818,770 shares are held directly by Global Technology LP, (xviii) 2,971,879 shares are held directly by Global Technology-B LP, (xix) 1,609,070 shares are held directly by Global Technology-C LP, (xx) 1,926,387 shares are held directly by Global Technology-D LP, (xxi) 1,885,069 shares are held directly by Global Technology-A SCSP, (xxii) 5,990 shares are held directly by AGT LP, (xxiii) 27,373 shares are held directly by AGT-A LP, (xxiv) 342,900 shares are held directly by AGT Cayman LP, (xxv) 30,542 shares are held directly by AGT Strategic Investors LP and (xxvi) 3,623,787 shares are held directly by Sunley House Master Fund.

(3)
GPE IX GP Limited Partnership is the general partner of GPE-IX LP, GPE IX-B LP, GPE IX-C LP, GPE IX-F LP, GPE IX-G LP, GPE IX-H LP and GPE IX-I LP. GPE IX GP S.à r.l. is the general partner of GPE IX-A SCSP, GPE IX-D SCSP, GPE IX-E SCSP and GPE IX Strategic Investors SCSP. AP GPE IX GP Limited Partnership is the general partner of AP GPE IX LP, AP GPE IX-A LP, AP GPE IX Cayman LP, AP GPE IX-

A Cayman LP and AP GPE IX-B Cayman LP. Advent Global Technology GP Limited Partnership is the general partner of Global Technology LP, Global Technology-B LP, Global Technology-C LP and Global Technology-D LP. Advent Global Technology GP S.à r.l. is the general partner of Technology-A SCSP. AP AGT GP Limited Partnership is the general partner of AGT LP, AGT-A LP, AGT Cayman LP and AGT Strategic Investors LP. Advent International GPE IX, LLC is the general partner of GPE IX GP Limited Partnership, AP GPE IX GP Limited Partnership and GPE IX GP S.à r.l. Advent Global Technology LLC is the general partner of Advent Global Technology GP Limited Partnership, Advent Global Technology GP S.à r.l. and AP AGT GP Limited Partnership. Sunley House Capital GP LP (“Sunley House GP LP”), as general partner of Sunley House Master Fund, Sunley House Capital GP LLC (“Sunley House GP LLC”), as general partner of Sunley House GP LP, and Sunley House Capital Management LLC (“Sunley House Manager”), as investment manager to Sunley House Master Fund, may be deemed to beneficially own the shares held directly by Sunley House Master Fund. Advent is the manager of Advent International GPE IX, LLC and Advent Global Technology LLC and is the sole member of both Sunley House GP LLC and Sunley House Manager. Investors in the Sunley House Master Fund invest in one or more of the following feeder funds: Sunley House Capital Fund LP, Sunley House Capital Limited Partnership, Sunley House Capital Fund Ltd. and Sunley House Capital Ltd. (collectively, the “Sunley House Feeder Funds”), which are the limited partners of the Sunley House Master Fund. The Sunley House Feeder Funds have ownership interests in the Sunley House Master Fund, but none of the Sunley House Feeder Funds owns shares directly and none has voting or dispositive power over the shares held directly by the Sunley House Master Fund.

(4)
The Reporting Person is a Managing Director of Advent and may have limited partner or other interests in one or more of the entities described herein. The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of her pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 or any other purpose.